United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement

Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement	[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))
[X]	Definitive Proxy Statement	[ ]	Definitive Additional Material
[ ]	Soliciting Material Pursuant to Section 240.14a-12

Hemp Technology, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

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[  ]   Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Hemp Technology, Inc.

PROXY STATEMENT

2020 ANNUAL MEETING OF SHAREHOLDERS

October 12, 2020, at 10:00 a.m., Pacific Daylight Savings Time

Virtual Annual Meeting of Shareholders

Virtual Meeting Only — No Physical Meeting Location

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend the virtual meeting, we urge you to vote your shares via the Internet or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet is fast and convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET.

VOTE BY INTERNET:

https://www.hemptechnologyinc.com/voting/

24 hours a day / 7 days a week

REGISTER TO ATTEND ANNUAL MEETING:

https://www.hemptechnologyinc.com/registration/

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Have your Proxy Card in hand and follow the instructions.

Hemp Technology, Inc.

September 22, 2020

Dear Shareholder:

It is my pleasure to inform you that our 2020 Annual Meeting of Shareholders will be held on October 12, 2020, starting at 10:00 a.m., Pacific Daylight Savings Time. The meeting will be held virtually due to the public health impact of the coronavirus pandemic (COVID-19), and to support the health and well-being of our shareholders. There will not be a physical meeting.

Shareholders will be able to watch, listen, vote, and submit questions beforehand from any remote location through an internet connection to the meeting or by dialling into the meeting by telephone. Information on how to participate in this year’s virtual meeting can be found on page 6.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for the fiscal year ended April 20, 2020, which contains important information about our company.

On behalf of the Board of Directors, I would like to express our appreciation for your continued support for our company.

Sincerely,

/s/ Michael Shenher
Michael Shenher
Chairman

HEMP TECHNOLOGY, INC.

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

To be held on October 12, 2020, starting at 10:00 a.m., Pacific Daylight Savings Time

To the Shareholders:

The virtual annual meeting of the shareholders of Hemp Technology, Inc. will be held on October 12, 2020, starting at 10:00 a.m., Pacific Daylight Savings Time.

If you plan to attend the virtual meeting, please see the instructions on page 6 of the Proxy Statement. Shareholders will be able to listen, vote, from their home or from any remote location that has an appropriate telephone connection. There will be no physical location for shareholders to attend.

If you were a record holder of shares as of September 22, 2020, you may attend the annual meeting by emailing the Company at: shareholder@hemptechinc.com and providing your full name and address. The Company will then email you the internet connection and dial-in information and instructions for voting during the meeting. The meeting will be held for the following purposes:

1. To elect three (3) directors, who are already directors of the Company;

2. To approve an amendment to our Certificate of Incorporation to effectuate a reverse split of our 44,029,197,258 issued and outstanding shares of common stock where the total and issued outstanding common shares does not exceed 20,000,000 shares, with any fractional shares that would otherwise be issuable as a result of the reverse split being rounded up to the nearest whole share (the “Reverse Stock Split”).

3. To consider an advisory vote on executive compensation;

4. To consider an advisory vote on the frequency of the advisory vote on executive compensation;

5. To ratify the selection of MNP, Member of Praxity. as the Company’s independent auditor for fiscal year ending April 30, 2021; and

6. To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on September 22, 2020, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

/s/ Michael Shenher
Michael Shenher
Chairman
September 22, 2020

IMPORTANT

Whether or not you expect to attend the virtual meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 12, 2020. Our Proxy Statement and Annual Report on Form 10-K are available by requesting a copy from the Company at: 2901 Gardena Avenue, Signal Hill, CA 90755.

HEMP TECHNOLOGY, INC.

2901 Gardena Avenue

Signal Hill, CA 90755

PROXY STATEMENT

2020 VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 12, 2020

This Proxy Statement will be first mailed to shareholders on or about September 22, 2020. It is furnished in connection with the solicitation of proxies by the Board of Directors of Hemp Technology, Inc. (the “Company”) to be voted at the virtual annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. Pacific Daylight Saving Time on October 12, 2020, for the purposes set forth in the accompanying Notice of Virtual Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the Secretary of the Company at or prior to the virtual annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on September 22, 2020 will be entitled to vote at the meeting on the basis of one vote for each share held. On the record date, there were 44,029,197,258 outstanding shares of common stock held of record by approximately 15,000 shareholders.

QUESTIONS AND ANSWERS ABOUT THE VIRTUAL ANNUAL MEETING

When will the virtual annual meeting take place?

The virtual annual meeting will be held on October 12, 2020 at 10:00 a.m. PDT.

Why did I receive this proxy statement?

You received this proxy statement because you held shares of the Company’s common stock on September 22, 2020 (the “Record Date”) and are entitled to vote at the virtual annual meeting. The Board of Directors is soliciting your proxy to vote at the meeting.

What am I voting on?

You are being asked to vote on the following items:

1. The election of three (3) Directors (see page 10);

2. To approve an amendment to our Certificate of Incorporation to effectuate a reverse split of our 44,029,197,258 issued and outstanding shares of common stock where the total and issued outstanding common shares does not exceed 20,000,000 shares, with any fractional shares that would otherwise be issuable as a result of the reverse split being rounded up to the nearest whole share (the “Reverse Stock Split”).

3. To consider an advisory vote on executive compensation;

4. To consider an advisory vote on the frequency of the advisory vote on executive compensation;

5. To ratify the selection of MNP, Member of Praxity. as the Company’s independent auditor for fiscal year ending April 30, 2021; and

6. To transact such other business as may properly come before the Annual Meeting.

How do I vote?

Shareholders of Record

If you are a shareholder of record, you may vote your shares, as follows:

● By internet at: https://www.hemptechnologyinc.com/voting/; or

● If you request printed copies of the proxy materials, you may vote by proxy by completing and returning your proxy card in the envelope provided by the Company.

● If you attend the meeting virtually you may vote your shares using our special internet site of

https://www.hemptechnologyinc.com/voting/

Street Name Holders

Shares which are held in a brokerage account in the name of the broker are said to be held in “street name.”

If your shares are held in street name, you should follow the voting instructions provided by your broker. If you requested printed copies of the proxy materials, you may complete and return a voting instruction card to your broker, or, in many cases, your broker may also allow you to vote via the Internet. Check your notice from your broker for more information. If you hold your shares in street name and wish to vote at the meeting, you must obtain a legal proxy from your broker and submit it to the Company prior to the meeting.

Regardless of how your shares are registered, if you request printed copies of the proxy materials, complete and properly sign the accompanying proxy card and return it to the address indicated, it will be voted as you direct.

What is the deadline for voting via Internet?

Internet voting is available through 11:59 p.m. (Pacific Daylight Time) on October 11, 2020 (the day before the virtual annual meeting).

How can I attend the virtual annual meeting?

The Annual Meeting will be held virtually. You are entitled to participate in the Annual Meeting only if you were a stockholder of the Company as of the close of business on September 22, 2020 (the ‘‘Record Date’’), or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting virtually by registering at:

https://www.hemptechnologyinc.com/registration

Shareholders will be able to submit questions at least two days before the meeting. Based on the number of shareholders we expect to attend this meeting, you questions should be sent to shareholder@hemptechinc.com at least two days before the meeting. The questions will be tabulated and sorted based on same type of questions. The board will seek to respond to your questions, subject to reasonable time constraints and the appropriateness of the questions.

The virtual meeting will begin promptly at 10:00 a.m., PDT. We encourage you to connect to the meeting 10-15 minutes prior to the start time leaving ample time for the check in.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance of the meeting and no later than 5:00 p.m. PDT on October 9, 2020. Please follow the registration instructions as outlined below under ‘‘How do I register to attend the Annual Meeting virtually?’’

How do I register to attend the Annual Meeting virtually?

If you were a record holder of shares as of September 22, 2020, you may attend the annual meeting by registering to attend the meeting at https://www.hemptechnologyinc.com/registration/, and providing your full name and address. The Company will then email you the internet connection and information and instructions for voting during the meeting.

If you held your shares through an intermediary(such as a broker-dealer), in order to participate in and vote during the meeting, you must first obtain a legal proxy from your intermediary reflecting the number of shares you held, as well as your name and email address. You may forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to the Company at https://www.hemptechnologyinc.com/registration. Requests for registration must be received by the Company no later than 5:00 p.m. EDT, on October 9, 2020. The Company will then email you the internet connection and meeting information.

If you do not have a legal proxy but would like to attend the meeting, you can connect to the meeting as a guest. Please email the Company to request the connection information.

What are the voting recommendations of the Board of Directors?

The Board of Directors recommends that you vote in the following manner:

1. FOR each of the persons nominated by the Board of Directors to serve as Directors;

2. FOR the approval to effectuate a reverse split of our issued and outstanding shares of common stock;

3. FOR the approval of the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section and accompanying compensation tables contained in this Proxy Statement; and

4. FOR the approval of a frequency of every THREE YEARS for future non-binding shareholder advisory votes on executive compensation; and

5. FOR the ratification of the appointment of MNP, Member of Praxity as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2021.

Unless you give contrary instructions in your proxy, the persons named as proxies will vote your shares in accordance with the recommendations of the Board of Directors.

Will any other matters be voted on?

We do not know of any other matters that will be brought before the shareholders for a vote at the virtual annual meeting. If any other matter is properly brought before the meeting, your proxy would authorize Michael Shenher of the Company to vote on such matters in their discretion.

Who is entitled to vote at the meeting?

Only shareholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the virtual annual meeting. If you were a shareholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the virtual annual meeting, or any postponement or adjournment of the meeting.

How many votes do I have?

You will have one vote for each share of the Company’s common stock that you owned on the Record Date.

How many votes can be cast by all shareholders?

The Company had 44,029,197,258 outstanding shares of common stock on the Record Date. Each of these shares is entitled to one vote. There is no cumulative voting.

How many votes must be present to hold the meeting?

The holders of a majority of the Company’s common stock outstanding on the Record Date must be present at the meeting in person or by proxy in order to fulfil the quorum requirement necessary to hold the meeting. This means at least 22,014,598,000 shares must be present in person or by proxy. According to our by law, a Quorum is a majority of the issued and outstanding shares of the corporation entitled to vote,

If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will also be counted in determining the quorum. A broker non-vote occurs when a bank or broker holding shares in street name submits a proxy that states that the broker does not vote for some or all of the proposals because the broker has not received instructions from the beneficial owners on how to vote on the proposals and does not have discretionary authority to vote in the absence of instructions.

We urge you to vote by proxy even if you plan to attend the virtual meeting so that we will know as soon as possible that a quorum has been achieved.

What vote is required to approve each proposal?

For the election of Directors (Proposal No. 1), the affirmative vote of a plurality of the votes present in person or by proxy and entitled to vote at the meeting is required. A proxy that has properly withheld authority with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for the purposes of determining whether there is a quorum.

For approval to effectuate a reverse split (Proposal No. 2), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. Based on our 44,029,197,258 issued and outstanding shares of common stock where the total and issued outstanding common shares following the reverse stock split does not exceed 20,000,000 shares, with any fractional shares that would otherwise be issuable as a result of the reverse split being rounded up to the nearest whole share (the “Reverse Stock Split”)

For the advisory vote on executive compensation (Proposal No. 3), the resolution will be approved if a majority of the shares represented in person or by proxy and entitled to vote at the meeting are cast in favor of the compensation. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

For the advisory vote on the frequency of the advisory votes on executive compensation (Proposal No. 4), the frequency will be determined by a plurality of the votes cast. Because your vote is advisory, it will not be binding on the Board or the Company. However, the Board will review the voting results and take it into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

For the ratification of the appointment of MNP, Member of Praxity (Proposal No. 5), the affirmative vote of a majority of the shares represented in person or by proxy and entitled to vote at the meeting will be required for approval. An abstention with respect to this proposal will be counted for the purposes of determining the number of shares entitled to vote that are present in person or by proxy. Accordingly, an abstention will have the effect of a negative vote.

Can I change my vote?

Yes. If you are a shareholder of record, you may change your vote at any time before your proxy is voted at the virtual annual meeting. You can do this in one of three ways. First, you can send a written notice stating that you would like to revoke your proxy. Second, you can submit new proxy instructions either on a new proxy card or via the Internet. Third, you can attend the meeting virtually, and vote at the meeting. Your attendance alone will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change those instructions.

What happens if I sign and return the proxy card but do not indicate how to vote on an issue?

If you return a proxy card without indicating your vote, your shares will be voted as follows:

●	FOR each of the nominees for Director named in this proxy statement;

●	FOR the approval of the reverse stock split;

●	FOR the approval of the compensation of the Company’s named executive officers as disclosed in the Executive Compensation section and accompanying compensation tables contained in this Proxy Statement;

●	FOR the approval of a frequency of every THREE YEARS for future non-binding shareholder advisory votes on executive compensation; and

●	FOR ratification of the appointment of MNP, Member of Praxity as the independent registered public accounting firm for the Company for the fiscal year ending April 30, 2021.

Who can help answer my questions?

If you are a shareholder, and would like additional copies, without charge, of this proxy statement or if you have questions about the virtual annual meeting, including the procedures for voting your shares, you should contact:

Investor Relations - (437) 230-7399

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors currently consists of three members, each of whom is to be elected at the annual meeting. Directors hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current Directors. The Board of Directors has nominated each of the current Directors for election at the annual meeting.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of the Company’s Directors requires a plurality of the votes cast in person or by proxy at the meeting. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Michael Shenher, age 54 has been our Chief Executive Officer and Board Member since February 14, 2006 and was our President from February 14, 2006 until March 1, 2019. Since 2006, Mr. Shenher has also been the President and Chief Executive Officer of General BioEnergy Inc., a company he founded. General BioEnergy Inc. was originally an alternative energy company and evolved into a bio oil refinery enterprise specializing in petroleum and protein-based product supplements and replacements such as General BioEnergy Inc.’s ‘MOPO’ brands of environmentally friendly high-performance lubricants. Mr. Shenher’s employment background also includes: Chief of Staff to a Canadian Federal Member of Parliament from 2004 to 2007; General Manager of Shenher Insurance and Financial Services from 1997 to 2006; and Regional Manager of Equifax Canada Inc. from 1992 to 1997. Mr. Shenher is also founder and Vice President of Shenher Real Estate and Mortgage Ltd. Mr. Shenher has participated on Saskatchewan’s roundtable contributing to the Canada West Foundation’s position paper entitled ‘Canada’s Power Play: The Case for a Canadian Energy Strategy for a Carbon-Constrained World’ and Mr. Shenher is a former member of the ‘Biofuels and Bioproducts Sector Team’ of Enterprise Saskatchewan which reports directly to the Saskatchewan Minister of Enterprise on alternative energy policy matters. Mr. Shenher is a 2005 recipient of the Saskatchewan Centennial Medal of Honour and is a former board member of City of Regina Parks and Recreation Advisory Board; the Better Business Bureau; and numerous other community, charity, sports and business advocacy boards.

Chad Costa, age 35, became a Director of Hemp Technology in July, 2020. Mr. Costa brings to the Company, business experience in managing corporate teams, developing business strategies, risk management and start-up business experience. Mr. Costa is a serial entrepreneur in multiple industries. In the retail and branding and consumer experience space, Mr. Costa was instrumental in founding and establishing a chain of licensed retail stores. Mr. Costa founded Pettanicals Pet Treats Inc., in 2016. Pettanicals produces high quality pet health supplement products derived from hemp oil combined with 100% natural ingredients. Mr. Costa is a co-founder of Cannary Packaging Inc., which was established in 2018. Cannary Packaging is a wholesale provider of packaging supplies, branding and marketing. From 2013 to 2017, Mr. Costa coached, specialized and ran his on-ice hockey training program in Kelowna, British Columbia, Canada.

Walter Schredl, age 51, became a Director of Hemp Technology in July, 2020. Mr. Schredl is the Chief Financial Officer to the Company. He brings three decades of diverse and progressive experience in finance, operational management, senior level business process analytics, and change management. His work experience includes extensive work overseas functioning within and leading large-volume work environments, while achieving high levels of stakeholder satisfaction. Prior to his role as CFO for Hemp Technologies, Mr. Schredl worked for:

●	Cannary Packaging Inc., Kelowna, BC, Canada, President & CFO (2019 – present)
●	Self Employed Business Consultant, Kelowna, BC, Canada/Malta/USA/Cayman, President (2016 - 2019)
●	Maritime Operations Inc, Kelowna, BC, Canada/Valletta, Malta, CEO (2016 – present)
●	Maritime Training & Certification International, Grand Cayman, Cayman Islands, Managing Director (2016 – present)
●	International Yacht Training Worldwide Inc., Kelowna, BC, Canada/Ft. Lauderdale, FL, Director of Training & Operations (2010-2016)

Education: Master’s Degree in Business Administration (MBA) Finance accredited by the Canadian Institute of Management. Graduate Degree from the Australian Institute of Business.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

The Board of Directors Meetings and Committees

The Company’s Board of Directors met 15 times during 2019. Each of the current members of the Board of Directors attended all of the meetings of the Board and committees on which they served while they have been a Director. The Company’s Board of Directors has not established a 1) compensation committee; 2) nominating committee; nor 3) audit committee.

Attendance by Directors at Annual Shareholders’ Meetings

The Company expects its directors to attend the annual meeting.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, Hemp Technology, Inc. at 2901 Gardena Avenue, Signal Hill, CA 90755. All communications will be compiled and submitted to the members of the Board.

PROPOSAL NO. 2

General

Our Board has approved, and is hereby soliciting stockholder approval of, an amendment to our certificate of incorporation to effect a reserve split based on 44,029,197,258 of our issued and outstanding shares of common where following the reverse split, we have no more than 20,000,000 issued and outstanding shares of common stock (the “Reverse Stock Split”), with any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split being rounded up to the nearest whole share. A vote “FOR” the Reverse Stock Split Proposal will constitute approval of the Reverse Stock Split Amendment. If our stockholders approve this proposal, our Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of our stockholders, to initiate the Reverse Stock Split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Wyoming at any time after the approval of the Reverse Stock Split Amendment but prior to our annual meeting of stockholders to be held in 2021. The Board reserves the right to abandon the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of Hemp Technology and its stockholders. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split.

In determining not to exceed 20,000,000 issued and outstanding common shares following the Reverse Stock Split, our Board may consider, among other things, various factors such as:

●	the historical trading price and trading volume of our common stock;

●	the then prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock;

●	our ability to prepare the company for a NASDAQ listing; and

●	prevailing general market and economic conditions.

The Reverse Stock Split will not change the number of authorized shares of common stock or preferred stock as designated by our certificate of incorporation. Therefore, because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for future issuance will increase.

If our stockholders approve the Reverse Stock Split Proposal, it is expected that the Reverse Stock Split will be implemented promptly. However, the Board reserves the right to abandon the Reverse Stock Split at any time prior to filing the Reverse Stock Split Amendment if it determines, in its sole discretion, that this proposal is no longer in the best interests of Hemp Technology and its stockholders. The Board also reserves the right to delay the Reverse Stock Split until any time prior to our annual meeting of stockholders to be held in 2021.

Purpose of the Reverse Stock Split Amendment

Our common stock currently trades on OTC Pink Sheets under the symbol “HPTY.” The purpose of the Reverse Stock Split is to increase the per share trading price of our common stock. If our stockholders approve the Reverse Stock Split, it is expected that the Reverse Stock Split will be promptly implemented. However, the Board reserves the right to abandon the Reverse Stock Split if it determines, in its sole discretion, that this proposal is no longer in the best interests of Hemp Technology and its stockholders.

Impact of the Reverse Stock Split Amendment if Implemented

If approved and implemented, the Reverse Stock Split will be realized simultaneously and in the same ratio for all of our issued and outstanding shares of common stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

Our authorized capital stock currently consists of 50,000,000,000 shares of common stock, par value $0.00001 per share. We are authorized to issue up to 10,000,000,000 shares of preferred stock, of which no shares of preferred stock are issued and outstanding. Although the Reverse Stock Split will not affect the rights of stockholders or any stockholder’s proportionate ownership interest in the Company (except as a result of rounding in lieu of fractional shares), the number of authorized shares of our common stock and preferred stock will not be reduced, nor the par value. If the Reverse Stock Split is implemented, the number of authorized shares of common stock would remain at 50,000,000,000 shares, thereby effectively increasing the number of shares of common stock available for future issuance. The total number of authorized shares of preferred stock would remain at 10,000,000,000 shares.

The table below sets forth, as of September 22, 2020 and for illustrative purposes only, certain effects of potential Reverse Stock Split, including on our total outstanding common stock equivalents (without giving effect to the treatment of fractional shares).

Common Stock
Pre-Reverse Stock Split Authorized Common Shares	Common Issued Shares	Authorized but Unissued
50,000,000,000	44,029197,248	5,970802,742
Post-Reverse Authorized Common Shares	Post-Reverse Common Stock Split Issued Shares	Authorized but Unissued
5 50,000,000,000	20,000,000	49,980,000,000

Preferred Stock
Pre-Reverse Stock Split Authorized Preferred Shares	Preferred Issued Shares	Authorized but Unissued
10,000,000,000	0	10,000,000,000
Post-Reverse Authorized Voting Preferred Shares	Post-Reverse Preferred Stock Split Issued Shares	Authorized but Unissued
110,000,000,000	0	10,000,000,000

The reverse split will not affect the par value of our Common or Preferred Stock. As a result, on the effective date of the reverse split, the stated capital on our balance sheet attributable to our Common and Preferred Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common and Voting Preferred Stock will be increased because there will be fewer shares of our Common and Preferred Stock outstanding.

As illustrated by the table above, the Reverse Stock Split would increase the ability of our Board to issue authorized and unissued shares in the future without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings or loss per share and book value per share, as well as the ownership and voting rights of the holders of our then-outstanding shares of common stock. In addition, an increase in the number of authorized but unissued shares of our common stock may have a potential anti-takeover effect, as our ability to issue additional shares could be used to thwart persons, or otherwise dilute the stock ownership of stockholders, seeking to control us. The Reverse Stock Split is not being recommended by our Board as part of an anti-takeover strategy. We have no plans, proposals or arrangements, written or otherwise, at this time involving the issuance of additional shares of common stock.

The principal effects of the Reverse Stock Split Amendment will be as follows:

●	approximately each 2,500 shares of common stock, owned by a stockholder, will be combined into one new share of common stock, with any fractional shares that would otherwise be issuable as a result of the split being rounded up to the nearest whole share;

●	the number of shares of common stock issued and outstanding will be reduced accordingly, as illustrated in the table above;

●	the number of shares of common stock available for future issuance will increase accordingly, as illustrated in the table above.

Certain Risks Associated with the Reverse Stock Split

Certain risks associated with the Reverse Stock Split are as follows:

●	If the Reverse Stock Split is approved and implemented and the market price of our common stock declines, the percentage decline may be greater than would occur in the absence of the Reverse Stock Split. The market price of our common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

●	There can be no assurance that the Reverse Stock Split will result in any particular price for our common stock. In addition, we will have fewer shares that are publicly traded. As a result, the trading liquidity of our common stock may decline.

●	There can be no assurance that the market price per share of our common stock after the Reverse Stock Split will increase and remain in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. For example, based on the closing price of our common stock on September 14, 2020 of $0.001 per share, if the Reverse Stock Split is approved and implemented, there can be no assurance that the post-split market price of our common stock would be approximately $2.50 per share. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

●	The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

●	The number of shares of common stock available for future issuance will increase based on Reverse Stock Split, increasing the ability of our Board to issue authorized and unissued shares in the future without further stockholder action.

Our Board intends to implement the Reverse Stock Split, if approved by our stockholders, because the Board believes that a decrease in the number of shares is likely to improve the trading price of our common stock. The Board therefore believes that the Reverse Stock Split is in the best interests of Hemp Technology and its stockholders. However, the Board reserves its right to abandon the Reverse Stock Split if it determines, in its sole discretion, that it would no longer be in the best interests of Hemp Technology and its stockholders to implement the Reverse Stock Split.

We believe that the Reverse Stock Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the reverse split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the reverse split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the reverse split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

If the reverse stock split successfully increases the per share price of our Common Stock, the Board of Directors further believes such increase may facilitate future financings by the Company. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future product acquisitions or to otherwise raise funds to help build the Company’s business objectives.

Effective Time

The proposed Reverse Stock Split would become effective as upon approval of FINRA to implement the Reverse Stock Split (the “Effective Time”). Except as explained below with respect to fractional shares, on the Effective Time, shares of our common stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of our stockholders, into one share of our common stock in accordance with the Reverse Stock Split ratio.

After the Effective Time, our common stock will have a new uniform securities identification (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, we will continue to be subject to periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our common stock will continue to be listed on OTC Pink Sheet under the symbol “HPTY,” although the regulators will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Time to indicate that the Reverse Stock Split has occurred.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with the Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be rounded up to the nearest whole share.

No Going-Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for the Reverse Stock Split to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act. In fact, since all fractional shares of common stock resulting from the Reverse Stock Split will be rounded up to the nearest whole share, there will be no reduction in the number of stockholders of record that could provide the basis for a going-private transaction.

Effect on Beneficial Holders of Common Stock (i.e., stockholders who hold in “street name”)

Upon the Reverse Stock Split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book- Entry” Holders of Common Stock (i.e., stockholders who are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds shares in book-entry form with the transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of common stock held following the Reverse Stock Split.

Effect on Certificated Shares

Stockholders holding shares of our common stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender the certificate(s) representing shares of our common stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (“New Certificates”). No New Certificates will be issued to a stockholder until the stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive one or more New Certificates representing the number of whole shares of common stock to which they are entitled as a result of the Reverse Stock Split. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has one or more restrictive legends on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Accounting Matters

The Reverse Stock Split will not affect the par value of a share of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

No Appraisal Rights

Under the Wyoming General Corporation Law, stockholders are not entitled to dissenter’s or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such rights.

Certain United States Federal Income Tax Considerations

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split to holders of our common stock. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to United States holders (as defined below) that hold their shares of our common stock as capital assets for United States federal income tax purposes (generally, assets held for investment).

This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under United States federal income tax laws, such as:

●	stockholders that are not United States holders;

●	financial institutions (including banks and regulated investment companies);

●	insurance companies;

●	tax-exempt organizations;

●	dealers in securities or currencies;

●	persons whose functional currency is not the United States dollar;

●	traders in securities that elect to use a mark to market method of accounting;

●	persons who own more than 5% of our outstanding stock;

If a partnership or other entity taxed as a partnership holds our common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisers about the tax consequences of the Reverse Stock Split to them.

This discussion does not address the tax consequences of the Reverse Stock Split under state, local or foreign tax laws. No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of our common stock are urged to consult with their own tax advisors as to the tax consequences of the Reverse Stock Split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws and the impact of receiving additional shares in lieu of fractional shares.

For purposes of this section, the term “United States holder” means a beneficial owner of our common stock that for United States federal income tax purposes is:

●	a citizen or resident of the United States;

●

a corporation, or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

●	an estate that is subject to United States federal income tax on its income regardless of its source; or

●

a trust, the substantial decisions of which are controlled by one or more United States persons and which is subject to the primary supervision of a United States court, or a trust that validly has elected under applicable Treasury regulations to be treated as a United States person for United States federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

A United States holder generally should not recognize any gain or loss as a result of the Reverse Stock Split.

Tax Basis and Holding Period

A United States holder’s aggregate tax basis in the common stock received in the Reverse Stock Split should equal such stockholder’s aggregate tax basis in our common stock surrendered in the Reverse Stock Split. The holding period for the shares of our common stock received in the Reverse Stock Split generally will include the holding period for the shares of our common stock exchanged therefor.

Internal Revenue Service Circular 230 Disclosure

To ensure compliance with the requirements imposed by the Internal Revenue Service, we inform you that any tax advice contained in this Proxy Statement was not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding tax-related penalties under the Code. The tax advice contained in this Proxy Statement was written to support the promotion or marketing of the transactions and matters addressed by this Proxy Statement.

Required Vote of Stockholders

Approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of our outstanding shares of common stock. At any time after the approval of the Reverse Stock Split Proposal, but prior to our annual meeting of stockholders to be held in 2021, our Board reserves the right to abandon the proposed Reverse Stock Split.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Company is providing its shareholders with the opportunity to cast an advisory vote on executive compensation (a “say-on-pay-proposal”) as described below. Pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, stockholders are entitled to an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). In accordance, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in the “Compensation Discussion and Analysis,” and Executive Compensation Summary Compensation Table and the related compensation tables, notes, and narrative in this Proxy Statement for our 2017 Annual Stockholders’ Meeting. The Company believes that it is appropriate to seek the views of shareholders on the design and effectiveness of the Company’s executive compensation program. Therefore, in accordance with that policy and pursuant to Section 14A of the Securities Exchange Act of 1934, as amended, we are asking stockholders to approve, on an advisory basis, the compensation of the Company’s listed officers disclosed in “Compensation Discussion and Analysis,” the Summary Compensation table and the related compensation tables, notes, and narrative in this proxy statement for our 2017 Annual Stockholders’ Meeting.

As described below in the “Compensation Discussion and Analysis” section of this proxy statement, our compensation program and stock option plan are designed to support its business goals and promote short- and long-term profitable growth of the Company and align compensation with the long-term interests of our stockholders.

We urge stockholders to read the “Compensation Discussion and Analysis” section of this proxy statement, which describes in more detail how our executive compensation policies and procedures operate and are designed to achieve our compensation objectives, as well as the Summary Compensation table and other related compensation tables and narratives, which provide detailed information on the compensation of our listed officers. The Board believes that the policies and procedures articulated in “Compensation Discussion and Analysis” are effective in achieving our goals and that the compensation of our listed officers reported in this proxy statement has supported and contributed to the company’s recent and long-term success.

Approval of this proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Because the vote is advisory, it will not be binding upon the Board and the Board will not be required to take any action as a result of the outcome of the vote on this proposal. The Board will carefully assess the voting results, and if those results reflect any broadly held issues or concerns, we will consult directly with stockholders to better understand their views.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE EXECUTIVE COMPENSATION SECTION.

PROPOSAL NO. 4

ADVISORY VOTE ON FREQUENCY OF SHAREHOLDER VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, the shareholders of the Company are entitled to vote at the annual meeting regarding whether the advisory vote on executive compensation should occur every one, two or three years. Under regulations issued by the SEC, shareholders shall also have the option to abstain from voting on the matter. Pursuant to the Dodd-Frank Act, the shareholder vote on the frequency of the advisory vote on executive compensation is an advisory vote only, and it is not binding on Company or the Board of Directors.

Although the vote is non-binding, the Board values the opinions of the shareholders and will consider the outcome of the vote when determining the frequency of the shareholder vote on executive compensation.

The Board of Directors has determined that an advisory shareholder vote on executive compensation every three years is the best approach for Company and its shareholders for following reasons:

● A three-year cycle will provide investors with sufficient time to evaluate the effectiveness of the Company’s incentive programs, compensation strategies and the total Company performance; and

● A three-year cycle provides the Board of Directors with sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement any desired changes to Company’ executive compensation program.

In accordance with the Proposed Regulations, the advisory vote regarding the frequency of the shareholder vote described in this Proposal No. 5 shall be determined by a plurality of the votes cast. Abstentions will not be counted as either votes cast for or against the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR THREE YEARS” ON PROPOSAL NO. 5 REGARDING THE FREQUENCY OF THE SHAREHOLDER VOTE TO ON EXECUTIVE COMPENSATION. NOTE: SHAREHOLDERS ARE NOT VOTING TO APPROVE OR DISAPPROVE THE BOARD OF DIRECTORS’ RECOMMENDATION REGARDING THIS PROPOSAL NO. 5.

PROPOSAL NO. 5

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected MNP, Member of Praxity, 50 Burnhamthorpe Road West, Suite 900 Mississauga, Ontario as the Company’s independent auditor for fiscal year ending April 30, 2021, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate governance.

Assuming the existence of a quorum, the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote at the meeting is required to approve this matter.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF MNP, Member of Praxity AS THE COMPANY’S INDEPENDENT AUDITOR FOR FISCAL YEAR ENDING APRIL 30, 2021.

INDEPENDENT ACCOUNTANTS

MNP, Member of Praxity., the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2019.

Audit Fees

MNP, Member of Praxity, 50 Burnhamthorpe Road West, Suite 900 Mississauga, Ontario served as our principal independent public accountant for the year ending April 30, 2020 and April 30, 2019. The aggregate fees billed to us or incurred by us to MNP for the year ended April 30, 2020 and for the year ended April 30, 2019 are as follows:

	For Year Ended April 30,	For the Year Ended April 30
	2020	2019
(1) Audit Fees (1)	$24,966	$26,822
(2) Audit-Related Fees	-	-
(3) Tax Fees	-	-
(4) All Other Fees	-	-

Total fees paid or accrued to our principal auditor

(1) Audit Fees include fees billed and expected to be billed for services performed to comply with Generally Accepted Auditing Standards (GAAS), including the recurring audit of the Company’s financial statements for such period included in this Annual Report on Form 10-K and for the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q filed with the U. S. Securities and Exchange Commission. Audit fees were paid in Canadian dollars and converted to USD amounts at an exchange rate of 1.35.

Audit Committee Policies and Procedures

We do not have an audit committee; therefore, our directors pre-approve all services to be provided to us by our independent auditor. This process involves obtaining (i) a written description of the proposed services, (ii) the confirmation of our Principal Accounting Officer that the services are compatible with maintaining specific principles relating to independence, and (iii) confirmation from our securities counsel that the services are not among those that our independent auditors have been prohibited from performing under SEC rules. Our directors then make a determination to approve or disapprove the engagement our independent public accountant for the proposed services. In the fiscal years ending April 30, 2020 and 2019, all fees paid to our independent public accountants were unanimously pre-approved in accordance with this policy.

Less than 50 percent of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees

We do not expect that a representative from MNP, Member of Praxity, our independent public auditor, to be present at the virtual annual meeting.

MANAGEMENT

Officers of the Company

The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The executive officers serve terms of one year or until their resignation or removal by the Board of Directors. There are no family relationships among any of the directors and officers.

Name	Position	Age	Date First Appointed Director
Michael Shenher	Chairman, Chief Executive Officer and Director	54	February 14, 2006
Chad Costa	Director and President	35	July 7, 2020
Walter Schredl	Director and Chief Financial Officer	51	July 7, 2020

Business Experience

The following is a brief account of the education and business experience during at least the past five years of each director and executive officer, indicating the person’s principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Michael Shenher – Chairman, Chief Executive Officer, and Current Director

Mr. Shenher has been our Chief Executive Officer since February 14, 2006 and was our President from February 14, 2006 until March 1, 2019. Since 2006, Mr. Shenher has also been the President and Chief Executive Officer of General BioEnergy Inc., a company he founded. General BioEnergy Inc. was originally an alternative energy company and evolved into a bio oil refinery enterprise specializing in petroleum and protein-based product supplements and replacements such as General BioEnergy Inc.’s ‘MOPO’ brands of environmentally friendly high-performance lubricants. Mr. Shenher’s employment background also includes: Chief of Staff to a Canadian Federal Member of Parliament from 2004 to 2007; General Manager of Shenher Insurance and Financial Services from 1997 to 2006; and Regional Manager of Equifax Canada Inc. from 1992 to 1997. Mr. Shenher is also founder and Vice President of Shenher Real Estate and Mortgage Ltd. Mr. Shenher has participated on Saskatchewan’s roundtable contributing to the Canada West Foundation’s position paper entitled ‘Canada’s Power Play: The Case for a Canadian Energy Strategy for a Carbon-Constrained World’ and Mr. Shenher is a former member of the ‘Biofuels and Bioproducts Sector Team’ of Enterprise Saskatchewan which reports directly to the Saskatchewan Minister of Enterprise on alternative energy policy matters. Mr. Shenher is a 2005 recipient of the Saskatchewan Centennial Medal of Honour and is a former board member of City of Regina Parks and Recreation Advisory Board; the Better Business Bureau; and numerous other community, charity, sports and business advocacy boards.

Chad Costa – President and Director

Mr. Costa brings to the Company, business experience in managing corporate teams, developing business strategies, risk management and start-up business experience. Mr. Costa is a serial entrepreneur in multiple industries. In the marketing, branding and consumer experience space, Mr. Costa was instrumental in founding and establishing a chain of licensed retail stores. Mr. Costa founded Pettanicals Pet Treats Inc., in 2016. Pettanicals produces high quality pet health supplement products derived from hemp oil combined with 100% natural ingredients. Mr. Costa is a co-founder of Cannary Packaging Inc., which was established in 2018. Cannary Packaging is a wholesale provider of packaging supplies, branding and marketing. From 2013 to 2017, Mr. Costa coached, specialized and ran his on-ice hockey training program in Kelowna, British Columbia, Canada.

Mr. Costa is qualified to serve on our board of directors because of his extensive business experience derived from past and current occupation(s).

Walter Schredl, Chief Financial Officer and Director

Mr. Walter Schredl is the Chief Financial Officer to the Company. He brings three decades of diverse and progressive experience in finance, operational management, senior level business process analytics, and change management. His work experience includes extensive work overseas functioning within and leading large-volume work environments, while achieving high levels of stakeholder satisfaction. Prior to his role as CFO for Hemp Technologies, Mr. Schredl worked for:

●	Cannary Packaging Inc., Kelowna, BC, Canada, President & CFO (2019 – present)
●	Self Employed Business Consultant, Kelowna, BC, Canada/Malta/USA/Cayman, President (2016 - 2019)
●	Maritime Operations Inc, Kelowna, BC, Canada/Valletta, Malta, CEO (2016 – present)
●	Maritime Training & Certification International, Grand Cayman, Cayman Islands, Managing Director (2016 – present)
●	International Yacht Training Worldwide Inc., Kelowna, BC, Canada/Ft. Lauderdale, FL, Director of Training & Operations (2010-2016)

Education: Master’s Degree in Business Administration (MBA) Finance accredited by the Canadian Institute of Management. Graduate Degree from the Australian Institute of Business.

EXECUTIVE COMPENSATION

Discussion and Analysis

We are providing a thorough discussion and analysis of our executive compensation program to our shareholders so that they will continue to have confidence in the integrity and design of our executive compensation program. As stated in Proposal 3 above in this proxy statement, our shareholders are being asked to approve a non-binding advisory resolution related to our executive compensation program. We encourage our shareholders to review the summary of our executive compensation program, the advisory vote item. In addition, the discussion below and the executive compensation tables that follow provide more detailed information related to our executive compensation program.

We believe that our executive compensation program appropriately aligns pay with performance and plays a key role in achieving our business goals and creating shareholder value as well as supporting our values and beliefs.

All important aspects of our executive compensation program are reviewed below. Our discussion and analysis focuses on each of the key components of our executive compensation program for the following named executive officers (“NEO”):

●	Michael Shenher, Chairman, Director, and CEO Chad Costa, Director and President Walter Schredl, Director and CFO

Compensation Philosophy and Objectives

In designing and administering the company’s executive compensation program, the board of directors is guided by an overall philosophy that emphasizes pay for performance and includes the following key objectives:

●	Reward executive performance consistent with our objectives, including operational effectiveness and financial results, which in turn should create value for our shareholders and reduce the need for, or the size of, rate increases for our utility customers;
●	Attract, retain, motivate and develop a highly qualified executive staff;
●	Provide a mechanism for executives to have a stake in the company through stock ownership.

These objectives are embedded in the design of our executive compensation program in a way that we believe rewards performance, reinforces the right behaviors, and contributes to short-term and long-term business results. They also help us attract and retain highly qualified executives who are committed to the long-term success of the company and value creation for our shareholders. We implement our executive compensation philosophy through the following programs:

Compensation	Program	Objectives To Be Achieved
	Base Salary	Reward for Company Performance
Annual Cash Compensation	Named Executive Officers 2020-2021 annual based salaries: Michael Shenher Base Salary: $250,000 Chad Costa Base Salary: $250,000 Walter Schredl Base Salary: $250,000	To be determined by the Board

Short/Long-Term Incentive Compensation	Michael Shenher Chad Costa Walter Schredl	To be determined by the Board

Benefits	A Program has yet to be determined by the Board.	To be determined by the Board

Key Components of our Executive Compensation Program

The key components of our executive compensation program are base salary, annual short-term incentive compensation, long-term incentive compensation (restricted stock for achievement of milestones). In this mix of compensation, the achievement of the milestones is a significant portion of total compensation. Base salaries are based the Company’s limited cash reserves, and not industry standards. We plan to place a greater weighting on long-term incentives, the achievement of regulatory milestones, because we believe that this most effectively encourages our executive officers to work to generate long-term shareholder value. We also believe that this weighting better aligns the interests of our executive officers with our long-term interests, by discouraging undue risk-taking, promoting ownership in the company and encouraging retention.

Decision-Making Process

The Board of Directors generally adheres to objective criteria and a structured method of determining compensation, with discretionary decision-making in limited circumstances. Compensation decisions made by the board of directors rely on performance, available working capital and individual levels. The board of directors reserves the right to modify or discontinue elements of the executive compensation program, and to revise compensation levels after considering qualitative and quantitative facts and circumstances surrounding actual or projected financial results, individual performance, as well as its view of the appropriate balance among base salary, annual short-term incentive compensation, long-term incentive compensation and other benefits.

Incentive Compensation for Achievement of Corporate Milestones

The Board of Directors believe that milestone achievements ensures that our executives have a continuing stake in the long-term success of the company and also serves to discourage undue risk-taking for only short-term gain. Since the Company is still in its early stages of development, the Board not yet determined Performance Shares for milestone achievements. In a manner consistent with our overall compensation philosophy, the Board has yet to determine long-term milestones that will result in restricted performance shares for our NEO’s.

Management Compensation

The following table sets forth certain compensation information for: (i) each person who served as the chief executive officer of our company at any time during the years ended April 30, 2020 and 2019, regardless of compensation level, and (ii) each of our other executive officers, other than the chief executive officer, serving as an executive officer at any time during 2020-2019. Compensation information is shown for fiscal years ended April 30, 2020 and 2019.

Hemp Technology, Inc., Summary Compensation Table

		Year				Compen-
	Principal	Ending	Salary	Bonus	Awards	sation	Total
Name	Position	April 30,	($)	($)	($)	($)	($)

Michael Shenher Board Appointed: Feb. 14, 2006	Chairman, CEO/Director	2019	0	0	0	0	0
		2020	0	0	0	0	0
			0	0	0	0	0
Chad Costa Board Appointed: July 7, 2020	President/Director	2019	0	0	0	0	0
		2020	0	0	0	0	0

Walter Schredl Appointed: July 7, 2020	CFO/Director	2020	0	0	0	0	0

Board of Directors Compensation

Our board of directors consists of three members. There was no compensation paid to any of the Board members for the fiscal years ended April 30, 2020 and 2019.

Stock Options

No stock options were granted to any of the executive officers in 2019. None of the Company’s executive officers holds any stock options.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Company’s Common Stock as of August 10, 2020, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. To the knowledge of the Company, each shareholder listed below possesses sole voting and investment power with respect to the shares indicated.

We believe that all persons named have full voting and investment power with respect to the shares indicated, unless otherwise noted in the table. Under the rules of the U. S. Securities and Exchange Commission, a person (or group of persons) is deemed to be a “beneficial owner” of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60-days, such as options or warrants to purchase our common stock.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Michael Shenher P.O. Box 991007 Louisville, KY 40269	Common Stock	8,677,084,425	(3)	19.9%
Chad Costa P.O. Box 991007 Louisville, KY 40269	Common Stock	11,146,570,902	(4)	25.2%
Walter Schredl P.O. Box 991007 Louisville, KY 40269	Common Stock	4,414,150,900		10.0%
NAM Holdings, Inc. Suite 245, 2232 Dell Range Blvd Cheyenne, Wyoming	Common Stock	8,676,570,902.	(5)	19.8%
All executive officers and directors as a group (3 persons)	Common Stock	24,917,806,227		55%

Notes

(1) Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Percentage of ownership is based on 44,029,197,258 shares of our common stock issued and outstanding as of July 7, 2020.

(3) Includes 513,522 shares of our common stock held by family members.

(4) Includes 940,510,000 shares of our common stock held by family members.

(5) NAM Holdings, Inc. is a Wyoming corporation, originally formed on March 8, 2019, with its offices located at 2232 Dell Range Blvd. Suite 245, Cheyenne, Wyoming. NAM Holdings is owned by Robert McMillan who has the ultimate voting control over the shares held in the name of NAM Holdings.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, to file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Officers of the Company have reported their ownership in the Company Registration Statement and Annual Report, they need to file their independent ownership reports.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

At April 30, 2020, the Company had non-interest bearing, unsecured, payables to by Michael Shenher and Chad Costa, two officers of our company with no specified terms of repayment, due to an entity controlled by two Officers of the Company.

In March and April of 2019, Chad Costa, our President, and his family members subscribed for 890,510,000 shares of our common stock at $0.0001 per share upon joining our company as President.

On or about June 18, 2020, our subsidiary 4033001 entered into a Bulk Asset Sale Purchase Agreement with Pettanicals. Pettanicals Pet Treats, Inc., was a private Canadian company, which has been dissolved in accordance with section 314(1) of the British Columbia Business Corporations Act owned by Vanessa Miskuski and Chad Costa, our President. Under the terms of the Bulk Asset Sales Purchase Agreement Vanessa and Chad Costa agreed to sell to 4033001, Pettanicals bulk assets, valued at $100,000, in exchanged for 1,000,000,000 unregistered restricted common shares of the Registrant. Chad Costa received 400,000 unregistered restricted common shares of the Registrant from this transaction.

On or about July 8, 2020, 4033002, a newly formed Wyoming Corporation, and a subsidiary of the Registrant entered into a Asset/Share Exchange Agreement with Cannary Packaging, Inc. a private British Columbia, Canadian company. Cannary Packaging Inc. is a non-flower touching North American distributor of vaporizer hardware. Under the terms of the Asset/Share Exchange Agreement, Cannary agreed to exchange its non-operating assets to 4033002 for 21,852,907,580 unregistered restricted common shares of the Registrant. The non-operating assets were valued at approximately $2,200,000. The following officers of the Company, who were owners of Cannary Packaging received unregistered restricted common shares of the Registrant based on the pro-rata ownership of Cannary Packaging: Michael Shenher, CEO, 4,000,000,000 shares; Chad Costa, President, 5,600,000,000 and Walter Schredl, CFO, 4,000,000,000 shares.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

Proposals of shareholders of the Company that are intended to be presented by such shareholders at the Company’s 2021 annual meeting of shareholders and that shareholders desire to have included in the Company’s proxy materials relating to such meeting must be received by the Company at its corporate offices no later than February 15, 2021, which is 120 calendar days prior to the anniversary of this year’s mailing date. Upon timely receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

If a shareholder wishes to present a proposal at the Company’s 2021 annual meeting or to nominate one or more Directors and the proposal is not intended to be included in the Company’s proxy statement relating to that meeting, the shareholder must give advance written notice to the Company by January 31, 2021, as required by SEC Rule 14a-4(c)(1).

Any shareholder filing a written notice of nomination for Director must describe various matters regarding the nominee and the shareholder, including such information as name, address, occupation and shares held. Any shareholder filing a notice to bring other business before a shareholder meeting must include in such notice, among other things, a brief description of the proposed business and the reasons for the business, and other specified matters. Copies of those requirements will be forwarded to any shareholder upon written request.

SOLICITATION OF PROXIES

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of the Company’s shares of common stock. In addition to solicitations by mail, the Company’s directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A copy of the Company’s annual report on Form 10-K for the fiscal year ended April 30, 2020 is included with this proxy statement, which includes the Company’s audited financials. We will mail without charge copies of any particular exhibit to the Company’s Form 10-K upon written request. Requests should be sent to Hemp Technology, Inc., 2901 Gardena Avenue, Signal Hill, CA 90755. Our proxy statement, annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, as well as any amendment to those reports, are also available free of charge through the SEC’s website, www.sec.gov.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

By Order of the Board of Directors

/s/ Michael Shenher
Michael Shenher
Chief Executive Officer

DETACH AND RETURN THIS PORTION ONLY TO:
Hemp Technology, Inc., 2901 Gardena Avenue, Signal Hill, CA 90755

Vote via Internet at: www.hemptechinc.com/vote

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED

Hemp Technology, Inc.
			For	Against	Abstain
Vote on Directors
The Board of Directors recommends you vote FOR the following action:

1.	ELECTION OF DIRECTORS
	1a. Michael Shenher		☐	☐	☐
	1b. Chad Costa		☐	☐	☐
	1c. Walter Schredl		☐	☐	☐

Vote on Proposals
The Board of Directors recommends you vote FOR the following proposals:

2.		Approval of Reverse Stock Split	☐	☐	☐
.
3.		Advisory Vote on Executive Compensation (The Say On Pay Vote)	☐	☐	☐

4.		Advisory Vote on Frequency of Advisory Vote	☐	☐	☐

5.		Ratify Appointment of the Independent Public Accounting Firm	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such.

Signature		Date	Signature (Joint Owners)		Date
[PLEASE SIGN WITHIN BOX]

Printed Name of Shareholder			Printed Name of Joint Owner (if applicable)

Shareholder E-mail Address			Number of Shares Voting